TFS MARKET NEUTRAL FUND



[GRAPHIC OMITTED]










TFS CAPITAL INVESTMENT TRUST


PROSPECTUS: JULY 19, 2004


For more information or assistance in opening an account, please call toll-free 1-888-534-2001.




This prospectus has information about the TFS Market Neutral Fund that you should know before you invest. The Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS
================================================================================

         Risk/Return Summary .............................................    3
         Fees and Expenses ...............................................    9
         Fund Management .................................................   10
         How the Fund Values Its Shares ..................................   11
         How to Buy Shares ...............................................   12
         How to Redeem Shares ............................................   14
         Dividends, Distributions and Taxes ..............................   17
         Customer Privacy Policy .........................................   19
         For More Information ............................................   21

RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE

TFS MARKET NEUTRAL FUND (the "Fund") seeks to produce capital appreciation while having a low correlation to the U.S. equity market. The term "U.S. equity market" means the S&P 500 Index. In addition, it seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. "Long-only" refers to a fund that owns a diversified portfolio of common stocks, as opposed to a fund that attempts to hedge equity market risk through the use of short positions, equity options or futures contracts. There is no guarantee that the Fund will achieve its investment objectives.


PRIMARY INVESTMENT STRATEGIES

MARKET NEUTRAL DEFINITION: The Fund employs a "market neutral" strategy, which is defined by TFS Capital LLC (the "Adviser" or "TFS") as a strategy designed to generate returns that have a low correlation to the U.S. equity market. Consequently, the Adviser will actively manage the Fund's holdings in an effort to maintain a low correlation to the movements of the U.S. equity market. The Fund does not seek to adhere to any other definition of market neutral including, but not limited to, dollar neutrality, beta neutrality, capitalization neutrality or sector neutrality.

TECHNIQUES FOR MAINTAINING MARKET NEUTRALITY: The Fund seeks to neutralize overall U.S. equity market risk by taking both long and short positions in U.S. common stocks. The Fund will generally own a diversified portfolio of common stocks and will maintain a short position in a different diversified portfolio of common stocks. While the Fund will primarily invest in common stocks, it may invest in equity options, financial futures, and other types of equity derivatives. These additional securities would be used by the Adviser, in lieu of suitable common stock or because of liquidity constraints, to offset positions and maintain the desired level of market neutrality. The Fund expects to rarely utilize derivative securities and will generally be 100% invested in individual common stocks. The Fund will not use derivatives for speculative purposes and will not commit more than 20% of the Fund's net assets to investments in derivative securities.

When the Fund is selling securities short it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (e.g. U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

TYPES OF SECURITIES UTILIZED: The Fund will primarily invest in common stocks that are traded on U.S. exchanges or derivatives of such securities. The Fund will not be limited to selecting common stocks within a specific market capitalization, sector or style (e.g., growth vs. value). The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles, capitalizations, and sectors. The Fund expects that the average capitalization of the portfolio will be in the `Mid' capitalization range ($1 to $5 billion market capitalization). The sector weightings, average capitalization and style classification are not intended to be static and will vary over time.

QUANTITATIVE STOCK SELECTION MODELS: The Adviser utilizes a quantitative and objective investment decision-making process to select individual common stocks for the Fund. The Adviser has developed proprietary "stock-selection" models that are intended to predict the future performance of individual stocks relative to the overall U.S. equity market. These models were developed through extensive historical analysis of stock-screening variables. The models may include traditional fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized are deemed to be proprietary and the Adviser believes it is in the best interest of the investor to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks (long positions) that it expects to outperform the overall U.S. equity market and will also sell short securities that it expects to underperform the overall U.S. equity market. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

-------------------------------------------
A LONG  POSITION  represents  an ordinary
purchase  of  a  common  stock.
A SHORT POSITION  (making  a  short sale)
is   established  by   selling  borrowed
shares  and  attempting to buy  them
back at a lower  price.
Borrowed  shares must be repaid (i.e.,
short  positions  must be  "covered")
whether  or not the  stock  price declines.
-------------------------------------------

FREQUENT POSITION REBALANCING: Each quantitative model developed by the Adviser is designed specifically to rebalance at a predetermined time interval. However, not all models rebalance on the same time interval. Consequently, because multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. The models will generally rebalance on a daily, weekly or monthly or quarterly basis. At each interval, each individual model will re-select a population of

U.S. common stocks in order to determine what trades are required on that portion of the overall portfolio. Typically, rebalancing results in the Adviser only selling, or covering in the case of short positions, a small portion of the Fund's portfolio and replacing them with new securities. The Adviser believes that there are significant benefits to frequently evaluating its models and rebalancing the Fund's portfolio as suggested by the models. Consequently, the Fund expects to engage in frequent portfolio transactions that will result in a portfolio turnover that is significantly higher than that of most other mutual funds. The Adviser anticipates the Fund's annual portfolio turnover rate to not exceed 500%.

LEVERAGING: When the Adviser believes the market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." The Fund may "leverage" up to 33% of the value of the Fund's total assets which includes the value of the borrowed assets. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in common stock when the Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, given the Fund's market neutral strategy style, the extensive use of leverage is valuable in producing attractive performance and is in the best interest of shareholders.

RISKS RELATED TO PRIMARY INVESTMENT STRATEGIES

     An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. Keep in mind, the investment strategies used by the Fund are highly speculative and involve a high degree of risk. The primary risks of investing in the Fund are:

     MARKET RISK - The risk of losing money due to general market movements is called market risk. Given that stock prices can be extremely volatile, the Fund's share price may be subject to extreme fluctuations. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects. Investors should note, however, that the Fund's use of short sales is intended to cause the Fund's performance to fluctuate with a low correlation to the U.S. equity market.

     MANAGEMENT RISK - Even though the Fund attempts to be "market neutral," the success of the Fund's strategy is dependent on the Adviser's ability and stock selection process to correctly identify outperforming and underperforming companies. If the Adviser is unsuccessful, the Fund will likely experience losses regardless of the overall performance of the U.S. equity market. MARKET NEUTRAL STYLE RISK - During a "bull" market, when most equity securities and long-only mutual funds are increasing in value, the Fund's short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing hedge that is a core component of the Fund's strategy.

     SHORT SALE RISK - Short sales are transactions in which the Fund sells a stock it does not own. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

     Keep in mind the Fund's investments in shorted stocks are more risky than its investments in its long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, there is no limit on the amount of losses that the Fund could incur with respect to securities sold short. Before investing in the Fund, make sure you completely understand these risks.

     The Fund will incur increased transaction costs associated with selling securities short. In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the stocks sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (e.g. U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

     TRANSACTION COSTS - Are primarily the costs associated with buying and selling securities. As a result of the Fund's expected high rate of portfolio turnover the Fund will likely incur higher brokerage and tax and custody charges than those associated with an average equity fund. In addition, the Fund's expected use of short selling will also result in increased transaction costs. These costs will directly and indirectly increase the cost of your investment in the Fund.

     DERIVATIVE RISK - The Fund may invest in derivatives consisting primarily of equity options and financial futures. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. In addition, the Fund may be unable to close out a position because the market for an option or futures contract may become illiquid.

     HIGH PORTFOLIO TURNOVER RISK - Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The
     Fund's investment strategy is expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. In fact, the Fund expects that most gains that are generated will be realized. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund's net performance. In addition to the adverse tax consequences, frequent trading also results in higher transaction costs as compared to most other mutual funds.

     TAX INEFFICIENCY - The Fund's high portfolio turnover is expected to cause any gains that are generated during a given year to be recognized as realized gains for tax purposes. In addition to being realized gains, it is expected that most or all of the gains generated will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, investors should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

     LEVERAGING RISK - The Fund's leveraging activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its leveraging activities.

     TEMPORARY DEFENSIVE POSITIONS - From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

ADDITIONAL  RISKS AND  CONSIDERATIONS

     HIGH MANAGEMENT FEE - It should be noted that the Adviser's management fee is higher than the fee charged to manage most other mutual funds. The Adviser believes that the fee is reasonable in relation to the operationally intensive and highly complex strategies used in managing the Fund's assets. For a basic understanding of the costs of investing in the Fund, please review the cost information illustrated in the Example described in the "Fees and Expenses" section of this Prospectus.

     REDEMPTION FEE - The Fund accepts requests for purchases and redemptions of Fund shares daily, however, it does impose a 2% fee on redemptions of Fund shares that occur within 180 days of the date of their purchase (see "How to Redeem Shares" for more information). The Fund is designed to be a long term investment and, if you do not intend to hold shares of the Fund for at least 180 days, it may not be a suitable investment for you. The Adviser believes that the 2% redemption fee along with the Fund's investment strategy should reduce the risk of predatory trading in the Fund.

     SCHEDULE OF HOLDINGS - Given the expected high portfolio turnover of the Fund, the Fund's holdings at quarter-end may be materially different than securities held by the Fund throughout the quarter. Consequently, you should recognize that the holdings described on any quarterly reports may be significantly different than the holdings of the Fund at any given point in time.

     OTHER PORTFOLIO MANAGEMENT ACTIVITIES OF THE ADVISER - The Adviser also serves as managing member or portfolio manager to the following four private investment companies: Huntrise Capital Partners LLC, Huntrise Capital Leveraged Partners LLC, Huntrise Global Partners, Ltd. and Huntrise Market Neutral LLC. The objectives and strategies used in these private funds may be similar to the objectives and strategies utilized in the TFS Market Neutral Fund. As a result there is the potential for conflicts of interest to arise. To avoid conflicts of interest the Adviser actively monitor's its trading activity across all of its managed accounts to ensure no account is advantaged or disadvantaged over another. This includes the rotating of trades between clients and/or the placement of trades at different points during the day. The Adviser also anticipates that the TFS Market Neutral Fund will invest more in mid cap securities than the other private investment companies managed by the Adviser which would mitigate the potential for conflicts of interest. In addition, the SEC and Congress are currently considering various regulations and bills that may limit or restrict the Adviser's ability to manage both the Fund and the private investment companies.

     LIMITED CAPACITY - The strategies utilized by the Adviser have limited capacity which means that there is a limit on the amount of assets that can be accepted by the Fund. Consequently, it is expected that the Fund will eventually stop accepting new investors or subsequent investments from existing investors. The Adviser cannot determine in advance how quickly this will occur or at what asset level the Fund will choose to close.

FUND'S PERFORMANCE HISTORY

The Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

   Sales Charge (Load) Imposed on Purchases                           None
   Contingent Deferred Sales Charge (Load)                            None
   Sales Charge (Load) Imposed on Reinvested Dividends                None
   Redemption Fee (as a percentage of the amount redeemed)          2.0%(1)(2)



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

   Management Fees                                              2.25%
   Distribution (12b-1) Fees                                    None
   Other Expenses (3)                                           1.28%
     Interest and Dividends Expense                0.30%
     All Remaining Other Expenses                  0.98%
   Total Annual Fund Operating Expenses                         3.53%
   Less Fee Waivers and Expense Reimbursements (4)              0.98%
   Net Annual Fund Operating Expenses                           2.80%

(1) The redemption fee is imposed only on redemptions of shares WITHIN 180 DAYS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) Other Expenses are based on estimated expenses for the current fiscal year assuming average daily net assets of $20 million.

(4) The Adviser has contractually agreed to waive its management fees and to absorb the Fund's operating expenses (for the life of Fund) to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 2.50% of the Fund's average daily net assets. Management fee waivers and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed the 2.50% limit. Operating expenses includes all Fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, fees and expenses of the independent trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Adviser's right to receive repayment for any fee waivers and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund.


EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year          3 Years
                               ------          -------
                                $283             $868

FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

TFS Capital LLC ("TFS"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as the investment adviser to the Fund. Larry S. Eiben, Kevin J. Gates, and Richard J. Gates are the Principals of TFS and each serves on the Portfolio Management Committee that will be responsible for determining the investments of the Fund. Mr. Eiben also serves as the President and a Trustee of the Trust. Messrs. Eiben, Gates, and Gates formed TFS in October of 1997 and have been managing various investment products on behalf of their clients since that date. In addition, Mssrs. Eiben, Gates, and Gates serve on the Portfolio Management Committee for the following four private investment companies managed by TFS: Huntrise Capital Partners LLC, Huntrise Capital Leveraged Partners LLC, Huntrise Global Partners, Ltd. and Huntrise Market Neutral LLC. It should be noted that none of these individuals have experience in managing a mutual fund.

For its investment advisory services, the Fund will pay TFS an investment advisory fee computed at the annual rate of 2.25% of the Fund's average daily net assets, less any fee waivers.

TFS has agreed (for the life of the Fund) to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's aggregate annual ordinary operating expenses to 2.50% of its average daily net assets. Any such fee waivers by TFS, or payments by TFS of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2.50% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days' prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of the Fund.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about TFS and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES
================================================================================

The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange ("NYSE") is open for business. To calculate its NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of the Fund, securities are valued at market value as of the close on the NYSE on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for long positions and at the closing ask price for short positions for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. The Fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair-value pricing is used, the prices of the securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities.

HOW TO BUY SHARES
================================================================================
The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund's NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

The Fund's Transfer Agent mails you confirmations of all purchases or redemptions of Fund shares unless the shares are purchased through a broker or financial intermediary. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or intermediary. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $5,000 for all types of accounts. The minimum investment requirements may be waived or reduced for any reason at the discretion of the Adviser.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

     BY   MAIL. To open a new account by mail:

     o    Complete and sign the account application.
     o    Enclose a check payable to the `TFS Market Neutral Fund'.
     o Mail the application and the check to, Ultimus Fund Solutions, LLC (the Fund's "Transfer Agent") at the following address:

                      TFS Market Neutral Fund
                      c/o Ultimus Fund Solutions, LLC
                      P.O. Box 46707 Cincinnati, Ohio 45246-0707

     When shares are purchased by check and you decide to redeem shares very soon after your purchase, the proceeds from the redemption of those shares will not be made available to you until the Fund collects payment for your purchase, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. In the event the Fund cannot recover these losses or fees from the investor, a determination will be made by Fund management as to who bears the costs. Keep in mind, the Fund (i.e. shareholders) could end up paying for these costs.

     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-888-534-2001. A representative will assist you in obtaining an account application by facsimile or mail, which must be completed, signed and sent by facsimile or mail to the Transfer Agent before payment by wire may be made. After the application is received and approved and you have received an account number, funds may be wire transferred to:

     Bank:                    US Bank, N.A.
     Bank City & State:       Cincinnati, OH
     Federal ABA Number:      042000013
     Account Name:            TFS Market Neutral Fund
     Account Number:          130100789515
     For Further Credit To:   [Insert Name(s) on Your Account]
                              [Insert Your Account Number]

     An order is considered received when US Bank, the Fund's custodian (the "Custodian"), receives payment by wire. However, the completed account application must be received and approved by the Transfer Agent before the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund's Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

     o By sending a check, made payable to the TFS Market Neutral Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds. Please include your account number in the `memo' section of the check.
     o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-888-534-2001 before wiring funds.
     o    Through your brokerage firm or other financial institution.
     o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH electronically transfers funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-888-534-2001. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-888-534-2001. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

HOW TO REDEEM SHARES
================================================================================

Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to TFS Capital Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES. If you request a redemption of shares having a value of $25,000 or more, or the payment of the proceeds of a redemption is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-888-534-2001. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-888-534-2001.

     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. The NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 180 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

MINIMUM ACCOUNT BALANCE

The Fund may redeem shares in an account without prior approval of the shareholder, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $5,000 due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Redemptions that are performed pursuant to this provision may be charged the redemption fee described above if the shares have not been held for 180 days.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-534-2001 for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." However, the Fund has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. If you receive a redemption in kind it will consist of securities equal in market value to your Fund shares. When you convert these securities to cash, you will pay brokerage charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund's transactions in options and futures contracts are subject to special tax rules. These rules and the rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY  INFORMATION THAT IS NEEDED TO SERVE YOU
AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for TFS Capital Investment Trust (the "Trust"), TFS Capital LLC, the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

TFS Capital LLC does maintain a different privacy policy for other clients that it services, however, this policy will be the policy adhered to for all shareholders of the TFS Market Neutral Fund.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-888-534-2001 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

INVESTMENT ADVISER                               INDEPENDENT AUDITORS
TFS Capital LLC                                  Deloitte & Touche LLP
1800 Bayberry Court, Suite 103                   250 East Fifth Street
Richmond, Virginia 23226                         Cincinnati, Ohio 45201

ADMINISTRATOR/TRANSFER AGENT                     LEGAL COUNSEL
Ultimus Fund Solutions, LLC                      Sullivan & Worcester LLP
135 Merchant Street, Suite 230                   One Post Office Square
Cincinnati, Ohio 45246                           Boston, Massachusetts 02109

CUSTODIAN
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

FOR MORE INFORMATION
================================================================================
In addition to the information contained in the Prospectus, the following documents are available free upon request:

     o ANNUAL AND SEMIANNUAL REPORTS The Fund distributes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's first annual report will be available within 60 days following its fiscal year ending June 30, 2005. The Fund's first semiannual report will be available within 60 days following the period ending December 31, 2004.

     o STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions, LLC at the address on the previous page. You may also call toll-free:

                                 1-888-534-2001

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

                    Investment Company Act File No. 811-21531

                                                      GENERAL ACCOUNT APPLICATION


        TFS MARKET                         U.S. MAIL:                                    OVERNIGHT:
       NEUTRAL FUND                        TFS Capital Investment Trust                  TFS Capital Investment Trust
                                           c/o Shareholder Services                      c/o Ultimus Fund Solutions, LLC
                                           P.O. Box 46707                                135 Merchant Street, Suite 230
                                           Cincinnati, Ohio 45246-0707                   Cincinnati, Ohio 45246
                                           Toll Free 1-888-534-2001                      Toll Free 1-888-534-2001

This form  must  be  completed  and  signed  in order  to establish an account in the TFS Capital Investment Trust ("TFS Capital").
Please  do  not  use  this application  for  IRA  or Roth IRA  accounts.  Separate  applications  are  available for  these account types.  If  you  have any  questions regarding  this application  and  how to invest, or need another form, please call Shareholder
Services toll free at 1-888-534-2001  .

-----------------------------------------------------------------------------------------------------------------------------------
1.   INVESTMENT  INFORMATION  PLEASE FILL IN THE AMOUNT AND MAKE THE CHECK PAYABLE TO TFS MARKET NEUTRAL FUND.
-----------------------------------------------------------------------------------------------------------------------------------

     $    ___________________ (Required Minimum Investment $5,000)

-----------------------------------------------------------------------------------------------------------------------------------
2.   YOUR  ACCOUNT  REGISTRATION       PLEASE  CHECK A BOX.
-----------------------------------------------------------------------------------------------------------------------------------

/  / INDIVIDUAL  OR  /  / JOINT APPLICATION
                         (Joint accounts are registered as "joint tenants with right of survivorship" unless you specify otherwise)

     _________________________________________   ____________________________________     ____________________________________
     Owner's Name (First, Initial, Last)         Social Security Number                   Date of Birth

     _________________________________________   ____________________________________     ____________________________________
     Joint Owner's Name (First, Initial, Last)   Joint Owner's Social Security Number     Date of Birth


/  / CORPORATION,   PARTNERSHIP   OR    OTHER    ENTITY    (PLEASE    ATTACH   A  CORPORATE/NON-CORPORATE  RESOLUTION AND A COPY OF
     YOUR ARTICLES OF INCORPORATION OR SIMILAR DOCUMENT)

     _________________________________________________           _________________________________________________
     Name of Entity                                               Taxpayer Identification Number

     Check Appropriate Box:    /  / Corporation   /  / Partnership   /  / Foundation   /  / Endowment

                              /  / Non-Profit   /  / Other __________________________________________

/  / TRUST (PLEASE ATTACH A TRUST RESOLUTION)

     _________________________________________________            ______________________________      _________________
     Trustee's Name                                               Social Security Number              Date of Birth

     _________________________________________________            ______________________________
     Name of Trust Agreement                                      Date of Trust Agreement

     _________________________________________________            ______________________________
     Beneficiary's Name                                           Taxpayer Identification Number

/  / GIFT OR TRANSFER TO MINOR

     _________________________________________   ____________________________________     ____________________________________
     Minor's Name (First, Initial, Last)         Minor's Date of Birth                    Minor's Social Security Number

     __________________________________________  Under the ___________ Uniform Gifts/Transfer to Minors Act
     Custodian's Name (First, Initial, Last)     (Specify State of Domicile of Custodian)

     ________________________________________________________________________________
     Custodian's Date of Birth and Social Security Number

-----------------------------------------------------------------------------------------------------------------------------------
3.   MAILING ADDRESS OF REGISTERED OWNER(S)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         *Non-resident aliens must
     ________________________________________________________   U.S. Citizen*? o Yes o No _____________   provide IRS Form W-8 and
     Street Address                                                                           Country     a copy of their passport.
     ___________________________________________            (______)________________    ___________________
     City, State and Zip Code                                Daytime Phone Number        E-Mail address

     ___________________________________________             Are you an associated person of an NASD member? o Yes o No
     Employer Name and Address

     ___________________________________________             _____________________________________________________
     Occupation                                              Mother's Maiden Name (for identification purposes)

-----------------------------------------------------------------------------------------------------------------------------------
4.   AUTOMATIC INVESTMENT/WITHDRAWAL OPTION
-----------------------------------------------------------------------------------------------------------------------------------

TFS Capital  also  offers an  Automatic  Investment/Withdrawal  Plan for regular interval purchases or withdrawals.
Please call toll free 1-888-534-2001 for more information.



-----------------------------------------------------------------------------------------------------------------------------------
5.   INCOME AND CAPITAL GAIN PAYMENTS  (BOTH WILL BE REINVESTED UNLESS INDICATED OTHERWISE)
-----------------------------------------------------------------------------------------------------------------------------------

/  / Reinvest all income dividends and capital gains           /  / Pay all income dividends and capital gains in cash by check

/  / Pay all income dividends in cash by check and reinvest capital gains
         (If you wish to have your distributions paid in cash by ACH Transfer to your bank, please complete the bank information section below, and ATTACH A VOIDED CHECK from the bank account you wish to use.)

-----------------------------------------------------------------------------------------------------------------------------------
6.   TELEPHONE  REDEMPTIONS (SHARES  MAY  BE  REDEEMED  BY  CALLING  TOLL  FREE 1-888-534-2001 ; SEE  INSTRUCTIONS IN PROSPECTUS.)
-----------------------------------------------------------------------------------------------------------------------------------

PLEASE CHECK ONE: (IF NO BOX IS CHECKED,  THE TELEPHONE  REDEMPTION  OPTION WILL BE DECLINED.)

/  / Yes, I would like to allow telephone  redemptions.        /  /  No, I decline the telephone redemption option.

PLEASE SELECT A REDEMPTION METHOD:

/  / All redemption  checks mailed to the address of record.   /  / Redemption  proceeds wired by Federal Reserve wire to the bank listed below.
/  / Redemption  proceeds sent via Automated Clearing House (ACH).
     (For ACH transfers or Fed Wires, please provide the information below and ATTACHA VOIDED CHECK from the bank account you wish to use.)
     _________________________________________________           _________________________________________________
     Name in which bank account is registered                    Bank Account Number

     _________________________________________________           _________________________________________________
     Bank Name                                                   ABA Routing Number

     _________________________________________________           _________________________________________________
     Bank Address                                                Bank Telephone Number

-----------------------------------------------------------------------------------------------------------------------------------
7. DUPLICATE ACCOUNT STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Please send a duplicate  account statement to the party below: (If more than one duplicate desired, please attach additional names and addresses)

______________________________________________________           (________)_______________________________________
Name                                                              Telephone Number
______________________________________________________           _________________________________________________
Street Address                                                    City, State and Zip

-----------------------------------------------------------------------------------------------------------------------------------
8. CERTIFICATION AND SIGNATURE(S)
-----------------------------------------------------------------------------------------------------------------------------------
                                      (YOUR SIGNATURE MUST APPEAR BELOW IN ORDER TO ESTABLISH AN ACCOUNT)

By signing  this  form,  the Investor represents and  warrants that: (a) the  Investor  is of legal age in the state of his/her/its residence  and  wishes to  purchase shares of  the Fund as described in  the current Prospectus,  and (b) the Investor has the full right,  power  and  authority  to invest in  the Fund; and (c) the  Investor  has  received a  current  Prospectus  of the Fund and agrees to  be  bound by  its  terms; and (d) the  Investor  understands that  no certificates  will be issued  and that  Investor's confirmation  will be evidence of Investor's ownership of Fund shares.

UNDER  PENALTIES  OF  PERJURY,  THE  INVESTOR  CERTIFIES THAT: (1) THE  INVESTOR IS A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN)
(2) THE NUMBER SHOWN ON  THIS FORM  IS THE INVESTOR'S  CORRECT  SOCIAL  SECURITY  NUMBER  OR  TAXPAYER  IDENTIFICATION  NUMBER, AND
(3) THE  INVESTOR IS  NOT  SUBJECT TO  BACKUP  WITHHOLDING  BECAUSE:  (I) THE  INVESTOR  HAS  NOT  BEEN  NOTIFIED  BY  THE INTERNAL
REVENUE  SERVICE (IRS)  THAT  THE  INVESTOR  IS  SUBJECT TO  BACKUP  WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR
DIVIDENDS,  OR II) THE  IRS  HAS  NOTIFIED  THE INVESTOR  THAT THE  INVESTOR IS NO LONGER SUBJECT TO BACKUP WITHHOLDING.  (NOTE: IF
PART (3) OF THIS SENTENCE IS NOT TRUE IN YOUR CASE,  PLEASE STRIKE OUT THAT PART BEFORE  SIGNING.  The  Internal  Revenue   Service
does not require your consent to any provision of this  document   other  than  the   certifications   required  to   avoid  backup
withholding.

The Investor hereby certifies, under penalties of perjury, by signing this form that the Investor is exempt from backup withholding
Retirement plans, corporations,  common  trust funds, charitable organizations and financial institutions generally are exempt from backup  withholding.  (See IRS Form W-9, which is available  from the Fund,  for more  information).

Persons  signing as representatives  or fiduciaries of corporations,  partnerships,  trusts or other organizations are required to furnish a certified copy of their  certificates of incorporation or similar document and corporate resolutions or similar documents providing evidence that  they are authorized  to  effect  securities  transactions on  behalf of  the  Investor (alternatively, the secretary or designated officer of  the organization may certify the authority of the persons signing on the space provided below).
In addition,  signatures  of  representatives  or fiduciaries of corporations and other entities must be accompanied by a signature guarantee by a  commercial  bank that is a  member of  the Federal Deposit Insurance Corporation, a  trust company or a member of a national securities exchange.

________________________________     ________________________     ________________    ____________________________    ___________
Signature (Owner, Trustee, Etc.)     Social Security Number       Date of Birth       Please Print Name               Date


________________________________     ________________________     ________________    ____________________________    ___________
Signature (Owner, Trustee, Etc.)     Social Security Number       Date of Birth       Please Print Name               Date


________________________________     ________________________     ________________    ____________________________    ___________
Signature (Owner, Trustee, Etc.)     Social Security Number       Date of Birth       Please Print Name               Date


===================================================================================================================================
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT TO HELP THE  GOVERNMENT FIGHT THE FUNDING OF  TERRORISM  AND MONEY
LAUNDERING ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION  THAT IDENTIFIES
EACH  PERSON  WHO OPENS AN ACCOUNT.

WHAT THIS  MEANS  FOR  YOU: WHEN YOU OPEN AN  ACCOUNT, WE WILL ASK FOR YOUR  NAME, ADDRESS, DATE OF  BIRTH,  AND OTHER  INFORMATION
THAT WILL ALLOW US TO IDENTIFY YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING DOCUMENTS.

PLEASE REMEMBER THAT  ANY DOCUMENTS OF INFORMATION  WE GATHER IN  THE VERIFICATION  PROCESS WILL BE  MAINTAINED  IN  A CONFIDENTIAL
MANNER.

WE APPRECIATE YOUR INVESTMENT IN THE TFS MARKET NEUTRAL FUND.
===================================================================================================================================

                            TFS MARKET NEUTRAL FUND

                           An Investment Portfolio of

                          TFS CAPITAL INVESTMENT TRUST

                       Statement of Additional Information


                                 July 19, 2004


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Market Neutral Fund dated July 19, 2004, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.



                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................   2

CALCULATION OF NET ASSET VALUE ............................................  14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................  15

SPECIAL SHAREHOLDER SERVICES ..............................................  15

MANAGEMENT OF THE TRUST ...................................................  17

INVESTMENT ADVISER ........................................................  21

PORTFOLIO TRANSACTIONS ....................................................  23

OTHER SERVICE PROVIDERS ...................................................  24

GENERAL INFORMATION .......................................................  27

ADDITIONAL TAX INFORMATION ................................................  28

PERFORMANCE INFORMATION ...................................................  31

FINANCIAL STATEMENTS ......................................................  34

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES) .........................  35

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


     TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers one diversified investment portfolio, TFS Market Neutral Fund. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on January 30, 2004.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide capital appreciation while having a low correlation to the U.S. equity market. In addition, the Fund seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. The term "U.S. equity market" implies a diversified benchmark for the overall market such as the S&P 500 Index.


                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

     EQUITY SECURITIES. In addition to common stocks, the Fund may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock or convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's").

     The Fund may invest up to 5% of its total assets in the securities of any one open-end, closed-end or exchange-traded investment company, but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate expenses.

     SHORT SELLING OF SECURITIES. In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S.
Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

     FOREIGN SECURITIES. The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

The Fund may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS").

     ADRS, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

OPTIONS AND FUTURES

     As discussed in the Prospectus, the Fund may engage in certain transactions in options and futures contracts and options on futures contracts. The discussion below provides additional information regarding the use of futures and options transactions.

     REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities and by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for the exemption of a mutual fund, or the investment adviser thereto, from registration as a commodity pool operator. In accordance with those restrictions, the Fund will use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of the Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     FUTURES AND OPTIONS TRANSACTIONS. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. To the extent that there is a correlation between the Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

     The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

     By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

     By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

     The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund's portfolio to supplement the Fund's income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund's portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

     RISKS OF FUTURES AND OPTIONS. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. The Fund's current policy is to limit options and futures transactions to those described above. The Fund may purchase and write both over-the-counter and exchange traded options.

     RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock
indices,   each  based  on  a  different  measure  of  market   performance.   A
determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, applicability to the Fund's stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to the Fund's positions.

     Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g. U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

     Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

LEVERAGING ACTIVITIES AND BORROWING MONEY

     When the Adviser believes the market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." The Fund may "leverage" up to 33% of the value of the Fund's total assets which includes the value of the borrowed assets. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in common stock when the Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, given the Fund's market neutral strategy style, the extensive use of leverage is valuable in producing attractive performance and is in the best interest of shareholders.

     The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

ILLIQUID SECURITIES

     The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

     The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

REPURCHASE AGREEMENTS

     The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

     The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The  Fund may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

     3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager expects to engage in frequent portfolio transactions that will result in portfolio turnover that is significantly higher than that of most other mutual funds. However, the manager does not anticipate that the Fund's annual portfolio turnover rate will exceed 500%.

                         CALCULATION OF NET ASSET VALUE

     The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for long positions and at the closing ask price for short positions for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Options traded on national securities exchanges are valued at a price between the closing bid and asked prices determined to most closely reflect market value as of the time of computation of net asset value. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

     The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

     The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Shareholders under this plan are still subject to the redemption fees for withdrawals that occur within 180 days of the investment (as described in the "Redemption Fee" section of the Prospectus). Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-534-2001, or by writing to:

                             TFS Market Neutral Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently six Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The disinterested Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                   NUMBER OF
                                                                                                                  PORTFOLIOS
                                                                                                                    IN FUND
                                                                                   PRINCIPAL OCCUPATION(S)          COMPLEX
                                           LENGTH OF         POSITION(S)               DURING                      OVERSEEN
NAME, ADDRESS AND AGE                      TIME SERVED       HELD WITH             PAST 5 YEARS AND                    BY
                                                             TRUST                 DIRECTORSHIPS OF PUBLIC          TRUSTEE
                                                                                        COMPANIES**
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

Larry S. Eiben (age 32)                  Since January       Trustee and           Chief Operating Officer                 1
1800 Bayberry Court, Suite 103               2004            President             TFS Capital LLC
Richmond, Virginia   23226

INDEPENDENT TRUSTEES:

Merle C. Hazelton (age 42)               Since June 2004     Trustee               Treasury Manager of GE Financial        1
1800 Bayberry Court, Suite 103                                                     Assurance from October 2001 to
Richmond, Virginia   23226                                                         present; Controller of Quality
                                                                                   Control Services from June 2001 -
                                                                                   October 2001; Assistant Treasurer
                                                                                   of Heilig-Meyers from October 1999
                                                                                   - June 2001; Director of Accounting
                                                                                   of Pittston Company from December
                                                                                   1997 - October 1999.

Mark J. Malone (age 38)                  Since June 2004     Trustee               Director of Institutional Equities      1
1800 Bayberry Court, Suite 103                                                     of Deutsche Bank Securities from
Richmond, Virginia   23226                                                         June 1998 - present.




Brian O'Connell (age 45)                 Since June 2004     Trustee               Independent writer/author from          1
1800 Bayberry Court, Suite 103                                                     January 1996 - present
Richmond, Virginia   23226



Thomas Michael Frederick                      Since          Trustee               Associate Director of Virginia          1
(age 31)                                    June 2004                              Student Aid Foundation from February
1800 Bayberry Court, Suite 103                                                     2004 - present; Associate Chief
Richmond, Virginia   23226                                                         Financial Officer of Samuel James
                                                                                   Ltd. from February 2003 - February
                                                                                   2004; Associate with Morgan Stanley
                                                                                   from August 2002 - December 2003;
                                                                                   player in the National Football League
                                                                                   from May 1994 - September 2000.

Larry J. Sabato (age 51)                      Since          Trustee               Professor of Politics at the                 1
1800 Bayberry Court, Suite 103              June 2004                              University of Virginia from September
Richmond, Virginia   23226                                                         1978 - present.


EXECUTIVE OFFICERS:

Robert G. Dorsey (age 47)                     Since          Vice President        Managing Director of Ultimus Fund
135 Merchant Street, Suite 230              June 2004                              Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                              Distributors, LLC

Mark J. Seger (age 42)                        Since          Treasurer             Managing Director of Ultimus Fund
135 Merchant Street, Suite 230              June 2004                              Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC

John F. Splain (age 47)                       Since          Secretary             Managing Director of Ultimus Fund
135 Merchant Street, Suite 230              June 2004                              Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC

* Larry S. Eiben, as an affiliated person of TFS Capital LLC the "Adviser"), is considered an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act.

**   None of the Trustees are directors of public companies.


     BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for identifying and nominating qualified individuals to serve as Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Hazelton, O'Connell, Malone, Frederick and Sabato are the members of the Nominating Committee and the Audit Committee. The Nominating Committee does not consider nominees recommended by shareholders of the Fund.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of June 15, 2004.

                                                           Aggregate Dollar
                                    Dollar Range of     Range of Shares of All
    Name of Trustee               Fund Shares Owned     Funds in Fund Complex
                                      by Trustee          Overseen by Trustee
   ----------------------------------------------------------------------------
    INTERESTED TRUSTEES:
    Larry S. Eiben                       None                   None

    INDEPENDENT TRUSTEES:                None                   None
    Merle C. Hazelton                    None                   None
    Mark J. Malone                       None                   None
    Brian O'Connell                      None                   None
    Thomas Michael Frederick             None                   None
    Larry J. Sabato                      None                   None

     As of July 14, 2004, the Adviser owned of record and beneficially all of the outstanding shares of the Fund.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Adviser or the Distributor receives from the Trust an annual retainer of $1,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides ESTIMATED annual compensation paid to each of the Trustees:

                                                                                                   Total
                                 Aggregate                              Estimated Annual        Compensation
                               Compensation     Pension or Retirement     Benefits Upon       Paid for Service
                             Paid for Service     Benefits Accrued         Retirement          to the Fund and
Trustee                        to the Fund                                                     Fund Complex(1)
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
Larry S. Eiben                    None                  N/A                    N/A                 None

INDEPENDENT TRUSTEES:                                   N/A                    N/A
Merle C. Hazelton                 $4,000                N/A                    N/A               $4,000
Mark J. Malone                    $4,000                N/A                    N/A               $4,000
Brian O'Connell                   $4,000                N/A                    N/A               $4,000
Thomas Michael Frederick          $4,000                N/A                    N/A               $4,000
Larry J. Sabato                   $4,000                N/A                    N/A               $4,000

     (1)  There is one fund (TFS Market Neutral Fund) in the Fund Complex



                               INVESTMENT ADVISER

     TFS Capital LLC (the "Adviser"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as investment adviser to the Fund under an investment advisory agreement dated as of June 10, 2004 (the "Advisory Agreement"). The Adviser, founded in October 1997, is a registered investment adviser that manages more than $90 million in assets as of January 31, 2004. Subject to the Fund's investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program.

     For these services, the Fund pays the Adviser a monthly fee at the annual rate of 2.25%.

     The Adviser has contractually agreed (for the life of the Fund) to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 2.50% annually of its average net assets. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

     Unless sooner terminated, the Advisory Agreement shall continue in effect until June 10, 2006, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons (as defined in the 1940 Act) of any of these parties, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, approved the Advisory Agreement at the Trust's organizational meeting of the Board of Trustees held on June 10, 2004. In approving the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services to be provided by the Adviser, the reasonableness of the fees charged for those services, and whether the approval of the Advisory Agreement would be in the best interests of the Fund and its future shareholders. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account its experience and results in managing accounts for its non-investment company clients. The Trustees considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of other funds with similar investment objectives. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund. The Trustees also considered the fees charged by the Adviser to its other clients, including the private funds it manages.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund and its shareholders to approve the Advisory Agreement, including the fees charged for services thereunder.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

     While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

     Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is to randomly process trades between the accounts so that one client is not materially advantaged over the other. If transactions occur at the same brokerage, then the Adviser may allocate trades based on the average price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Fund;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

     -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations;

     -- provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder);and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

     Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $24 per shareholder account, subject to a minimum fee of $1,500 per month.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 10, 2006. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN

     US Bank,  N.A.,  425  Walnut  Street,  Cincinnati,  Ohio  45202,  serves as
Custodian to the Trust pursuant to a Custody Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

INDEPENDENT AUDITORS

     The Trust has selected Deloitte & Touche LLP, 250 East Fifth Street, Cincinnati, Ohio 45201, to serve as independent auditors for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2005.

TRUST COUNSEL

     The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Ohio law on January 30, 2004. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.


TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.

                           ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the

"Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during the 120-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From time to time performance information for the Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

     Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

OTHER QUOTATIONS OF TOTAL RETURN

The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund;

(7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

     Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS

The financial statements of the Fund as of June 28, 2004, which have been audited by Deloitte & Touche LLP, are attached to this Statement of Additional Information as Appendix B.

                                   APPENDIX A
                               PROXY VOTING POLICY

                              ADOPTED JUNE 10, 2004

PURPOSE. The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC ("TFS") has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund (the "Fund").

This Proxy Voting Policy (the "Policy") is designed to ensure that TFS and the Fund comply with the requirements under federal securities laws. Overall proxy voting will be managed in an effort to act in the best interests of TFS's clients including, without limitation, the Fund.

DEFINITION OF A PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

MATERIALITY THRESHOLD (APPLIES FOR ALL CLIENTS EXCEPT THE FUND). TFS will generally abstain from voting proxies if the proxy pertains to a client asset that is less than or equal to 5% of the client's overall assets under TFS'S discretionary control. TFS believes the use of a materiality threshold is in the best interests of the client because it will enable TFS to avoid devoting limited resource time to researching issues surrounding proxy votes that are unlikely to have a material impact on a client's account. A major consideration in developing this procedure is the fact that equity shares in TFS managed accounts are generally held for very short periods of time before portfolios are reallocated, which further reduces the chance that these votes will have a material impact. Due to the nature of its trading strategy, TFS expects to rarely respond to proxies and will generally allow votes to be cast by company management.

TFS has decided to vote all proxies received on behalf of the Fund no matter the size of the Fund's position. TFS has reserved the right not to vote proxies on securities in which it has sold prior to receipt of the proxy materials. TFS does not believe it is in the Fund's best interest for TFS to dedicate considerable manpower in researching proxy issues when the Fund no longer holds the position and may never re-purchase the security.

PROXY VOTING PROCEDURES. When voting proxies, TFS will adhere to the following procedures when casting a proxy vote.

     CLASSIFICATION OF PROXY. The TFS Compliance Officer will classify the vote as either "routine" or "non-routine" and follow the designated guidelines.

     ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) will generally be voted in favor of the recommendation of the board and senior management of the company issuing the proxy.

     NON-ROUTINE PROPOSALS. TFS will form a temporary Proxy Voting Committee ("Committee") consisting of its then current members,

     CFO and Compliance Officer. The Committee will first elect one participant from the Committee to research the issues pertaining to the vote. The key issues will generally be researched using 3rd party data providers (e.g., Institutional Shareholder Services (ISS)). After information has been presented to the Committee, a vote will occur with a majority determining the proxy decision.

     CONFLICTS OF INTEREST. TFS will devote a reasonable amount of time to researching the key issues surrounding a vote and will vote in a manner deemed to be in the best interests of its clients. If a material conflict of interest exists, TFS will always endeavor to put the client's interests ahead of its own interests and those of its employees. Specifically, TFS recognizes that under certain circumstances the Committee members may have a conflict of interest in voting proxies. Such circumstances may include, but are not limited to, situations where TFS or one or more of its affiliates, officers or employees, has or is seeking a client relationship with the issuer of the security that is subject to the proxy vote. At the beginning of each Committee meeting, each participant will be reminded of the potential for conflicts of interest and will be instructed to not participate in a given proxy vote if a conflict is deemed present. If a material conflict of interest arises between two clients of TFS, then TFS will endeavor to act in the best interests of each client individually based on each client's financial goals and objectives.

RECORDKEEPING.

A.   ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     Rule 206(4)-6 requires TFS to disclose in response to any client request how the client can obtain information from TFS on how its securities were voted. TFS has disclosed in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to TFS. Upon receiving a written request from a client, TFS will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires TFS to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. TFS will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, TFS will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

B.   FUND DISCLOSURE

          DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

          The Fund's Statements of Additional Information ("SAI") on Form N-1A will briefly disclose the Fund's Policy to its shareholders. The Fund's Policy will be attached to the SAI as an appendix. In addition, the Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

          DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

          Beginning after June 30, 2005, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          The Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)  The  name of the  issuer  of the  portfolio  security;
          (ii) The exchange ticker symbol of the portfolio security;
          (iii)The  Council  on  Uniform  Security   Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv) The shareholder  meeting date;
          (v)  A brief identification of the matter voted on;
          (vi) Whether matter was proposed by the issuer or by a security holder;
          (vii)Whether the Fund cast its vote on the matter;

          (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix) Whether the Fund cast its vote for or against management.

          The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

RECORDKEEPING

          TFS shall keep the following records for a period of at least five years, the first two in an easily accessible place:

               (i)  A copy of this Policy;
               (ii) Proxy  Statements,  Annual Reports,  and Proposals  received regarding client securities;
               (iii) Records of votes cast on behalf of clients;
               (iv) Any documentation  prepared by the Adviser that was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot);
               (v)  Records of client requests for proxy voting information, and
               (vi) With  respect  to the  Fund,  a record  of each  shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

         The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

         TFS may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TFS that are maintained with a third party such as a proxy voting service, provided that TFS has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.


                                           This the 10th day of June, 2004

                                            /s/ Larry S. Eiben
                                           ----------------------------------
                                           Larry S. Eiben
                                           President
                                           TFS Capital, LLC &
                                           TFS Capital Investment Trust

                                   APPENDIX B

                            TFS MARKET NEUTRAL FUND,
                                   A SERIES OF
                          TFS CAPITAL INVESTMENT TRUST


                              FINANCIAL STATEMENTS
                                      AS OF
                                  JUNE 28, 2004

                                TOGETHER WITH THE
                          INDEPENDENT AUDITORS' REPORT

                          TFS CAPITAL INVESTMENT TRUST
                             TFS MARKET NEUTRAL FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               AS OF JUNE 28, 2004

ASSETS
Cash                                                                 $ 100,000
                                                                    ----------
   TOTAL ASSETS                                                        100,000
                                                                    ----------

LIABILITIES                                                                 -
                                                                    ----------

NET ASSETS FOR SHARES OF BENEFICIAL
   INTEREST OUTSTANDING                                              $ 100,000
                                                                    ==========

SHARES OUTSTANDING                                                      10,000
                                                                    ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE               $ 10.00
                                                                    ==========

NET ASSETS CONSIST OF:
   Paid-in capital                                                   $ 100,000
                                                                    ==========


The accompanying notes are an integral part of this statement.

                          TFS CAPITAL INVESTMENT TRUST
                             TFS MARKET NEUTRAL FUND
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 28, 2004*


INVESTMENT INCOME                                                    $    -
                                                                    ----------

EXPENSES
Organization costs                                                      56,927
Reimbursement of expenses by Adviser                                   (56,927)
                                                                    ----------
     NET EXPENSES                                                         -
                                                                    ----------

NET INVESTMENT INCOME                                                $    -
                                                                    ==========


* The commencement of Fund operations was June 28, 2004.


The accompanying notes are an integral part of this statement.

                          TFS CAPITAL INVESTMENT TRUST
                             TFS MARKET NEUTRAL FUND
                        NOTES TO THE FINANCIAL STATEMENTS
                               AS OF JUNE 28, 2004


(1) The TFS Market Neutral Fund (the "Fund") is a diversified series of TFS Capital Investment Trust, an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated January 30, 2004. The investment objective of the Fund is to provide capital appreciation regardless of the direction of the U.S. equity market. In addition, the Fund seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. On June 28, 2004, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to TFS Capital LLC, the investment adviser to the Fund. The Fund has had no operations except for the initial issuance of shares.

(2) TFS Capital LLC (the "Adviser") serves as the investment adviser to the Fund. For its services, the Fund will pay the Adviser an investment advisory fee at the annual rate of 2.25% of the Fund's average daily net assets. The Fund is responsible for its own operating expenses. The Adviser has contractually agreed (for the life of the Fund) to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 2.50% annually of its average net assets. Any fee waivers or expense reimbursements by the Adviser ($56,927 as of June 28, 2004) are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

(3) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Advisory Agreement, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of TFS Market Neutral Fund

We have audited the accompanying statement of assets and liabilities of TFS Market Neutral Fund (the "Fund"), a series of TFS Capital Investment Trust, as of June 28, 2004, and the related statement of operations for the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at June 28, 2004 and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Cincinnati, Ohio
July 12, 2004